                                                                   EXHIBIT 10.20

                                                                 August 23, 2004

Smithway Motor Xpress, Inc.
2031 Quail Avenue
Fort Dodge, Iowa 50501

And

East West Motor Express, Inc.
1170 JB Drive
Black Hawk, South Dakota 57718

RE:  THIRTEENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Gentlemen:

      SMITHWAY MOTOR XPRESS, INC., an Iowa corporation ("SMITHWAY INC.") and EAST WEST MOTOR EXPRESS, INC., a South Dakota corporation ("EAST WEST") (Smithway Inc. and East West each a "BORROWER" and collectively the "BORROWERS") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LENDER") have entered into that certain Amended and Restated Loan and Security Agreement dated December 28, 2001 (the "SECURITY AGREEMENT"). From time to time thereafter, Borrowers and Lender may have executed various amendments (each an "AMENDMENT" and collectively the "AMENDMENTS") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "AGREEMENT"). Borrowers and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. The Agreement hereby is amended as follows:

      (a) Subsection 4(b)(iv) of the Agreement is deleted in its entirety and the following is substituted in its place:

Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
August 23, 2004
Page 2

            (iv) ONE-TIME AMENDMENT FEE: Borrowers shall pay to Lender a one-time amendment fee of Five Hundred and No/100 Dollars ($500.00), which fee shall be fully earned and payable upon execution of this Amendment.

      (b) Subsection 13(k) of the Agreement is deleted in its entirety and the following is substituted in its place:

            (k)   OPERATING LEASE OBLIGATIONS.

                  Borrowers shall not incur operating lease obligations requiring payments which would exceed Three Million and No/100 Dollars $3,000,000.00 in the aggregate during any Fiscal Year of Borrowers.

      2. This Amendment shall become binding when fully executed by all parties hereto

      3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement hereby is ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By  /s/ PETER WALTHER
                                      ----------------------------------

                                    Title  Vice President
                                         -------------------------------

ACKNOWLEDGED AND AGREED TO
this 23rd day of August, 2004:

SMITHWAY MOTOR XPRESS, INC.

By  /s/ G. LARRY OWENS
  --------------------------------
    G. LARRY OWENS

Title PRESIDENT & CEO

Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
August 23, 2004
Page 3

EAST WEST MOTOR EXPRESS, INC.

By  /s/ G. LARRY OWENS
  --------------------------------
    G. LARRY OWENS

Title PRESIDENT & CEO

Consented and agreed to by the
following guarantor(s) of the
obligations of SMITHWAY MOTOR
XPRESS, INC. and EAST WEST
MOTOR EXPRESS, INC. to
LASALLE BANK NATIONAL ASSOCIATION.

SMSD ACQUISITION CORP.

By  /s/ G. LARRY OWENS
  --------------------------------
    G. LARRY OWENS

Title: PRESIDENT & CEO

Date: AUGUST 23 2004

SMITHWAY MOTOR XPRESS CORP.

By  /s/ G. LARRY OWENS
  --------------------------------
    G. LARRY OWENS

Title: PRESIDENT & CEO

Date: AUGUST 23, 2004